INVESCO LIMITED MATURITY TREASURY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        2

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $       4
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class A2         $       7
             Class Y          $       3
             Class R5         $       3

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.0012
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class A2         $  0.0023
             Class Y          $  0.0071
             Class R5         $  0.0046

74U.      1  Number of shares outstanding (000's Omitted)
             Class A              3,158
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class A2             2,899
             Class Y                577
             Class R5               440

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   10.42
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class A2         $   10.43
             Class Y          $   10.43
             Class R5         $   10.43

INVESCO U.S. GOVERNMENT FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        4

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   6,435
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B          $     123
             Class C          $     253
             Class R          $      54
             Class Y          $      50
             Investor Class   $     522
             Class R5         $      55

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.0880
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B          $  0.0548
             Class C          $  0.0546
             Class R          $  0.0770
             Class Y          $  0.0992
             Investor Class   $  0.0884
             Class R5         $  0.1045

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             72,233
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B              2,011
             Class C              4,559
             Class R                703
             Class Y                498
             Investor Class       5,753
             Class R5               540

74V.      1  Net asset value per share (to nearest cent)
             Class A          $    8.96
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $    8.99
             Class C          $    8.96
             Class R          $    8.97
             Class Y          $    8.98
             Investor Class   $    8.97
             Class R5         $    8.96

INVESCO MONEY MARKET FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        6

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Invesco Cash Reserve Shares       $       33
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class AX                          $        6
             Class B                           $        1
             Class BX                          $        -
             Class C                           $        4
             Class CX                          $        -
             Class R                           $        2
             Class Y                           $        1
             Investor Class                    $        6

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Invesco Cash Reserve Shares           0.0000
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class AX                              0.0000
             Class B                               0.0000
             Class BX                              0.0000
             Class C                               0.0000
             Class CX                              0.0000
             Class R                               0.0000
             Class Y                               0.0000
             Investor Class                        0.0000

74U.      1  Number of shares outstanding (000's Omitted)
             Invesco Cash Reserve Shares       792,921
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class AX                             143,924
             Class B                               27,673
             Class BX                               5,315
             Class C                               81,815
             Class CX                               8,447
             Class R                               43,622
             Class Y                               14,605
             Investor Class                       152,785

74V.      1  Net asset value per share (to nearest cent)
             Invesco Cash Reserve Shares       $     1.00
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class AX                          $     1.00
             Class B                           $     1.00
             Class BX                          $     1.00
             Class C                           $     1.00
             Class CX                          $     1.00
             Class R                           $     1.00
             Class Y                           $     1.00
             Investor Class                    $     1.00

INVESCO HIGH YIELD FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        8

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $  30,082
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B          $     609
             Class C          $   3,125
             Class Y          $   3,150
             Investor Class   $   3,960
             Class R5         $   2,925
             Class R6         $   2,809

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.1274
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B          $  0.1107
             Class C          $  0.1101
             Class Y          $  0.1334
             Investor Class   $  0.1274
             Class R5         $  0.1344
             Class R6         $  0.1359

74U.      1  Number of shares outstanding (000's Omitted)
             Class A            204,978
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B              5,053
             Class C             26,391
             Class Y             24,933
             Investor Class      30,491
             Class R5            23,189
             Class R6            22,095

74V.      1  Net asset value per share (to nearest cent)
             Class A          $    4.53
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $    4.54
             Class C          $    4.52
             Class Y          $    4.54
             Investor Class   $    4.53
             Class R5         $    4.52
             Class R6         $    4.53

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        10

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   2,523
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class C          $   3,028
             Class R          $      22
             Class Y          $     499
             Class R5         $      22
             Class R6         $     166

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.0726
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class C          $  0.0576
             Class R          $  0.0576
             Class Y          $  0.0792
             Class R5         $  0.0836
             Class R6         $  0.0842

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             36,419
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class C             54,589
             Class R                397
             Class Y              6,561
             Class R5               265
             Class R6             2,112

74V.      1  Net asset value per share (to nearest cent)
             Class A          $    8.69
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class C          $    8.69
             Class R          $    8.71
             Class Y          $    8.69
             Class R5         $    8.70
             Class R6         $    8.70

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        11

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   6,541
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B          $      15
             Class C          $     210
             Class R          $     516
             Class Y          $     923
             Investor Class   $     291
             Class R5         $   2,981
             Class R6         $     273

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.1263
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B          $  0.0360
             Class C          $  0.0358
             Class R          $  0.0962
             Class Y          $  0.1564
             Investor Class   $  0.1261
             Class R5         $  0.1729
             Class R6         $  0.1823

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             50,053
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                380
             Class C              5,783
             Class R              5,321
             Class Y              6,987
             Investor Class       2,417
             Class R5            17,574
             Class R6             2,118

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   25.96
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $   25.95
             Class C          $   25.86
             Class R          $   25.98
             Class Y          $   25.96
             Investor Class   $   25.91
             Class R5         $   25.97
             Class R6         $   25.96

INVESCO GLOBAL REAL ESTATE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        12

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   2,194
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B          $      29
             Class C          $     170
             Class R          $     107
             Class Y          $   5,993
             Class R5         $   3,698
             Class R6         $   1,783

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.0944
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B          $  0.0475
             Class C          $  0.0475
             Class R          $  0.0787
             Class Y          $  0.1100
             Class R5         $  0.1312
             Class R6         $  0.1335

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             22,542
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                485
             Class C              3,460
             Class R              1,332
             Class Y             58,250
             Class R5            22,969
             Class R6            12,896

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   13.26
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $   13.24
             Class C          $   13.24
             Class R          $   13.25
             Class Y          $   13.27
             Class R5         $   13.26
             Class R6         $   13.26

INVESCO CORPORATE BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-05686
SERIES NO.:        17

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $  15,803
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B          $     675
             Class C          $     881
             Class R          $      74
             Class Y          $     210
             Class R5         $      45
             Class R6         $     491

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.1428
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B          $  0.1430
             Class C          $  0.1069
             Class R          $  0.1341
             Class Y          $  0.1522
             Class R5         $  0.1595
             Class R6         $  0.1595

74U.      1  Number of shares outstanding (000's Omitted)
             Class A            111,829
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B              4,289
             Class C              8,500
             Class R                562
             Class Y              1,687
             Class R5               328
             Class R6             3,423

74V.      1  Net asset value per share (to nearest cent)
             Class A          $    7.41
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $    7.42
             Class C          $    7.42
             Class R          $    7.41
             Class Y          $    7.43
             Class R5         $    7.42
             Class R6         $    7.42